                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------


                                    FORM 8-K


                                CURRENT  REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 6, 1998


                                   ITEQ, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                     0-27986                      41-1667001
(State of Incorporation)     (Commission File Number)   (IRS Employer Identification No.)

                         2727 Allen Parkway, Suite 760
                              Houston, Texas 77019
                    (Address of Principal Executive Offices)


                                  713/285-2700
              (Registrant's telephone number, including area code)

Item  7.  Financial Statements and Exhibits


        Exhibit No.                          Exhibit
        -----------                          -------

           99.1            Press Release of ITEQ, Inc. dated March 6, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 9, 1998

                                        ITEQ, Inc.


                                        BY:        /s/ Lawrance W. McAfee
                                           ------------------------------------
                                                     Lawrance W. McAfee
                                                Executive Vice President And
                                                         Secretary

                               INDEX TO EXHIBITS


        Exhibit No.                           Exhibit
        -----------                           -------

           99.1            Press Release of ITEQ, Inc. dated March 6, 1998.